SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  January 7, 2003
--------------------------------
(Date of earliest event reported)


              Credit Suisse First Boston Mortgage Securities Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                   333-97955                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
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                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 325-3629

Item 5.  Other Events.

            On December 23, 2002, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2002-CP5 in twenty-one classes (the "Certificates"). The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate principal balance of $1,069,745,000, were sold to Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Greenwich Capital Markets, Inc. and PNC Capital Markets, Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated December 11, 2002, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank Minnesota, N.A., as trustee, Midland Loan Services, Inc., as master servicer and GMAC Commercial Mortgage Corporation, as special servicer, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2002 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.2, and (2) PNC Bank, National Association (the "PNC Mortgage Loan Seller"), pursuant to a mortgage loan purchase agreement, dated as of December 1, 2002 (the "PNC Mortgage Loan Purchase Agreement"), between the PNC Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.3.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------

          4.1                Pooling and Servicing Agreement

          4.2                 Column Mortgage Loan Purchase
                                        Agreement

          4.3                  PNC Mortgage Loan Purchase
                                        Agreement

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                    MORTGAGE SECURITIES CORP.


                                   By: /s/ Jeffrey Altabef
                                       ------------------------
                                   Name:   Jeffrey A. Altabef
                                   Title:  Vice President

Date: January 7, 2003

                                  Exhibit Index
                                  -------------



  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      4.1         Pooling and Servicing Agreement              E

      4.2          Column Mortgage Loan Purchase               E
                             Agreement

      4.3           PNC Mortgage Loan Purchase                 E
                             Agreement